Exhibit 10.25.18

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

April 12, 2023

Republic Airways Inc.

8909 Purdue Road, Suite 300

Indianapolis, IN 46268

Attention: Chief Financial Officer; Senior Vice President, General Counsel

[***]

RE: Owned EMB-170 Tail Deliveries

Ladies and Gentlemen,

Reference is made to that certain Capacity Purchase Agreement, dated as of January 23, 2013, between American Airlines, Inc., a Delaware corporation (“American”) and Republic Airways Inc. (“Contractor”) (as amended by American and Contractor from time to time in accordance with the provisions thereof, and together with all attachments, exhibits and schedules thereto, the “Capacity Purchase Agreement”). Capitalized terms used but not defined in this amendment (this “Amendment No. 17”) shall have the meanings set forth in the Capacity Purchase Agreement.

The Capacity Purchase Agreement as in effect immediately prior to the Amendment No. 17 Effective Date (as defined below) set forth [***]. Subject to the terms and conditions in Section 3.07(a) of the Capacity Purchase Agreement, American has the right to [***].

Prior to the Amendment No. 17 Effective Date, pursuant to Section 3.07 of the Capacity Purchase Agreement, the [***] have been included as Covered Aircraft.

Pursuant to Amendment No. 15, the [***].

Section 1(a) of this Amendment No. 17 serves as [***].

[***]

For and in consideration of the mutual covenants and agreements herein contained, American, on the one hand, and Contractor, on the other hand, agree as follows:

1.	[***]

2.	[***]

3.	Other Amendments to Capacity Purchase Agreement

a.	Schedule 1(c) of the Capacity Purchase Agreement (Owned EMB-170s) is hereby deleted in its entirety and replaced with Schedule 1(c) attached to this Amendment No. 17.

b.	As a result of this Amendment No. 17, there are [***]

4.	Miscellaneous.

a.

This Amendment No. 17 shall become effective as of the date first set forth above (the “Amendment No. 17 Effective Date”) upon receipt by each Party of a copy of this Amendment No. 17, duly executed and delivered by American and Contractor.

b.

Contractor hereby acknowledges and represents to American that after giving effect to the terms hereof, each representation and warranty of Contractor contained in the Capacity Purchase Agreement [***] is true and correct in all material respects on the date first set forth above.

c.

Except as amended and modified hereby, any and all of the terms and provisions of the Capacity Purchase Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed by the Parties. Each Party hereby agrees that the terms and conditions set forth herein shall in no manner affect or impair the liabilities, duties and obligations of such Party under the Capacity Purchase Agreement.

d.

If any of the terms or provisions of this Amendment No. 17 conflict with any terms or provisions of the Capacity Purchase Agreement, then the terms and provisions of this Amendment No. 17 shall govern and control.

e.

THIS AMENDMENT NO. 17, THE CAPACITY PURCHASE AGREEMENT, AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

f.

This Amendment No. 17 may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment No. 17 shall extend to and bind the successors and assigns of the respective Parties hereto. Each Party shall take all reasonable commercial actions in order to effectuate the intent of this Amendment No. 17.

Kindly countersign below to indicate Contractor’s agreement to the terms of this Amendment No. 17.

[Signature page follows.]

Sincerely,

AMERICAN AIRLINES, INC.

/s/ Brandon Kahle
Signature

Brandon Kahle
Name

VP Regional
Title

4/12/23
Date

Accepted and Agreed:

REPUBLIC AIRWAYS INC.

/s/ Joseph P. Allman
Signature

Joseph P. Allman
Name

SVP, CFO
Title

4/13/2023
Date

Signature Page to Amendment No. 17

SCHEDULE 1(c)

[***]